Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 6, 2015, between EnVen Energy Corporation, a Delaware corporation (together with any successor entity thereto, the “Company”), and EnVen Equity Holdings LLC, a Delaware limited liability company (together with any successor entity thereto, the “Existing Holder”).

The parties hereby agree as follows:

1.	Definitions

As used in this Agreement, the following terms shall have the following meanings:

Affiliate: As to any specified Person, as defined in Rule 12b-2 promulgated under the Exchange Act.

Agreement: As defined in the preamble.

Board of Directors: The board of directors of the Company.

Business Day: With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable places where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

Closing Date: November 6, 2015, or such other time or date as specified in the Purchase/Placement Agreement, dated October 30, 2015, between the Company and FBR Capital Markets & Co.

Commission: The Securities and Exchange Commission.

Class A Common Stock: Shares of Class A common stock of the Company.

Class B Common Stock: Shares of Class B common stock of the Company.

Company: As defined in the preamble.

Control Securities: Registrable Shares held by an Affiliate of the Company.

Controlling Person: As defined in Section 6(a) hereof.

Demand Registrable Shares: As defined in Section 2(b) hereof.

Demand Right. As defined in Section 2(b) hereof.

End of Suspension Notice: As defined in Section 5(b) hereof.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

Existing Holder: As defined in the preamble.

Existing Holder Member: A member of the Existing Holder as of the date of this Agreement, or his, her or its respective transferees, successors and assigns as permitted by the Limited Liability Company Agreement of EnVen Equity Holdings LLC, dated as of November 4, 2015, as amended and restated from time to time.

FINRA: The Financial Industry Regulatory Authority, formerly the National Association of Securities Dealers, Inc.

Holder: Each record owner of any Registrable Shares from time to time.

Indemnified Party: As defined in Section 6(c) hereof.

Indemnifying Party: As defined in Section 6(c) hereof.

Initial Notice: As defined in Section 2(a) hereof.

IPO Registration Statement: As defined in Section 2(b) of the New Investor Registration Rights Agreement.

Issuer Free Writing Prospectus: As defined in Section 2(b) hereof.

Liabilities: As defined in Section 6(a) hereof.

LLC Units: LLC units of Energy Ventures GoM LLC.

New Holders: An investor party or other beneficiary of the New Investor Registration Rights Agreement, holding “Registrable Shares” (as such term is defined in the New Investor Registration Rights Agreement).

New Investor Registration Rights Agreement: That certain Registration Rights Agreement, dated November 6, 2015, between EnVen Energy Corporation (together with any successor thereto), the shareholders set forth on the signature pages thereto and FBR Capital Markets & Co.

Person: An individual, partnership, corporation, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

Proceeding: An action (including a class action), claim, suit or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Person subject thereto, threatened.

Prospectus: The prospectus included in any Registration Statement, including any preliminary prospectus at the “time of sale” within the meaning of Rule 159 under the Securities Act and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

Purchaser Indemnitee: As defined in Section 6(a) hereof.

Registrable Shares: The Class A Common Stock upon original issuance to the Existing Holder or Existing Holder Member which would be held by the Existing Holder or Existing Holder Member upon conversion of Class B Common Stock and LLC Units into Class A Common Stock, and at all times subsequent thereto, including upon the transfer thereof by the Existing Holder or Existing Holder Member or any subsequent holder and any shares or other securities issued in respect of such Registrable Shares by reason of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Shares or any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Shares, until, in the case of any such Class A Common Stock, the earliest to occur of (i) the date on which the resale of such share has been registered pursuant to the Securities Act and it has been disposed of in accordance with the Registration Statement relating to it, (ii) the date on which such shares either have been transferred pursuant to Rule 144 (or any similar provision then in effect) or are freely saleable, without condition pursuant to Rule 144, including any current public information requirements or (iii) the date on which such shares are sold to the Company.

Registration Expenses: Any and all fees and expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, securities exchange, FINRA or other registration, listing, inclusion and filing fees; (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA); (iii) all expenses in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on any securities exchange pursuant to Section 4(m) of this Agreement; (v) the fees and disbursements of counsel for the Company and of the independent registered public accounting firm of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to the performance of this Agreement); (vi) reasonable fees and disbursements of nationally recognized securities law counsel reasonably acceptable to the Company, with respect to a review of the Registration Statement with regard to an Underwritten Offering (other than pursuant to an IPO Registration Statement) and other offering arrangements with respect to the Holders (such counsel, “Review Counsel,” it being understood that such Review Counsel shall not be deemed to representing one or more Holders unless such firm and such Holder or Holders so agree in writing); provided, however, that Holders holding a majority of the Registrable Shares (or, in the case of an Underwritten Offering in which Holders elect to sell Registrable Shares, Holders holding a majority of the Registrable Shares held by the Holders who have elected to sell Registrable Shares in such Underwritten Offering) may object to the appointment of such nationally recognized securities law counsel as Review Counsel and appoint a new Review Counsel; provided, however, that if Holders electing to sell Registrable Shares in an Underwritten Offering object to the appointment of such nationally recognized securities law counsel as Review Counsel and appoint a new Review Counsel, such objection and appointment shall only be applicable to such Underwritten Offering; and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement); provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts, commissions and placement fees, if any, relating to the sale or disposition of Registrable Shares by the Holders.

Registration Statement: Any registration statement of the Company that covers the resale of Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

Restricted Securities: As defined in Rule 144(a)(3) of the Securities Act.

Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 144A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 159: Rule 159 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 405: Rule 405 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 433: Rule 433 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

Shelf Registration Statement: A shelf Registration Statement on Form S-1 or such other form under the Securities Act then available to the Company providing for the resale of any Registrable Shares pursuant to Rule 415 from time to time by the Holders.

Mandatory Shelf Registration Statement. A Shelf Registration Statement filed pursuant to Section 2(a) of the New Investor Registration Rights Agreement.

Suspension Event: As defined in Section 5(b) hereof.

Suspension Notice: As defined in Section 5(b) hereof.

Underwritten Offering: A sale of securities of the Company to an underwriter or underwriters for re-offering to the public.

2.	Registration Rights

(a) Piggyback Registration Rights. Subject to Section 2(d) hereof, if at any time the Company files a Mandatory Shelf Registration Statement pursuant to the New Investor Registration Rights Agreement with respect to the sale of any “Registrable Shares” under the New Investor Registration Rights Agreement, then the Company shall give prompt notice (the “Initial Notice”) to the Holders. The Initial Notice shall offer the Holders the opportunity to register such number of Registrable Securities as such holders may request and set forth (i) the anticipated filing date of such Mandatory Shelf Registration Statement, (ii) the number of shares of Class A Common Stock that are proposed to be included in such Mandatory Shelf Registration Statement, and (iii) the proposed manner of distribution. Subject to Section 2(d), the Company shall include in such Mandatory Shelf Registration Statement such Registrable Shares for which it has received written requests to register such shares within twenty (20) business days after the delivery of the Initial Notice. The Company may decline to file such Mandatory Shelf Registration Statement after giving the Initial Notice, or withdraw such Mandatory Shelf Registration Statement after filing and after such Initial Notice as provided and subject to the New Investor Registration Rights Agreement. For the avoidance of doubt, this Section 2(a) shall not apply to an IPO Registration Statement filed by the Company.

(b) Demand Registration Rights. After the effectiveness of an IPO Registration Statement and the market stand-off period set forth in Section 7, each Holder of Registrable Shares that are Restricted Securities or Control Securities (“Demand Registrable Shares”) will have the right to make a written request that the Company register, under the Securities Act, on a Shelf Registration Statement, the sale of all of the Registrable Shares owned by such Holder (a “Demand Right”). Upon receipt of a request for such Shelf Registration Statement, the Company shall give written notice of such request (the “Demand Notice”) to each other Holder as promptly as practicable but in no event later than five (5) days after the receipt of a request for a Shelf Registration Statement, and such notice shall describe the proposed Shelf Registration Statement, the intended method of disposition of such Registrable Shares and any other information that at the time would be appropriate to include in such notice, and offer such other Holders the opportunity to register the number of Registrable Shares as each such Holder may request in writing to the Company, given within 10 days after such Holder’s receipt of the Demand Notice. The Company will, subject to Section 2(e ), include in such Shelf Registration Statement all such

Registrable Shares for which it has received written request for inclusion pursuant to this Section 2(b); provided, however, notwithstanding any other provision of this Agreement, the Company may file such Shelf Registration Statement during the 10-day period but in no event shall the Company cause such Shelf Registration Statement to be declared effective prior to the expiration of such 10-day period. With respect to each Shelf Registration Statement requested under this Section 2(b), the Company shall (i) as promptly as practicable after the written request of the Holders requesting such a Shelf Registration Statement, file a Shelf Registration Statement and (ii) use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable, unless the Shelf Registration Statement relating to such request would be required pursuant to the rules and regulations of the Securities Act to include any audited or unaudited consolidated or pro forma financial statements that are not then currently available, in which case, promptly after such financial statements are available. The Demand Right granted under this Section 2(b) shall terminate upon the earlier of (i) seven (7) years from the date of this Agreement or, with respect to such Registrable Shares registered pursuant to such Shelf Registration Statement, upon the date of effectiveness of a Shelf Registration Statement filed pursuant to this Section 2(b ).

(c) Issuer Free Writing Prospectus. The Company represents and agrees that, unless it obtains the prior consent of Holders of a majority of the Registrable Shares that are registered under a Registration Statement at such time or the consent of the managing underwriter in connection with any Underwritten Offering of Registrable Shares, and each Holder represents and agrees that, unless it obtains the prior consent of the Company and any such underwriter, it will not make any offer relating to the Registrable Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in any Registration Statement or the related Prospectus, and any Issuer Free Writing Prospectus, when taken together with the information in such Registration Statement and the related Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Underwriting. The Company shall advise all Holders of the lead managing underwriter for the Underwritten Offering proposed under a Registration Statement. The right of any such Holder’s Registrable Shares to be included in a Mandatory Shelf Registration Statement pursuant to Section 2(a) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Shares in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Shares through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, custody agreements, securities escrow agreements and other documents, including opinions of counsel, reasonably required under the terms of such underwriting, and furnish to the Company such information as the Company may reasonably request in writing for inclusion in a Registration Statement; provided, however, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representation required by law or reasonably requested by the underwriters.

(e) Priority of Rights. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation on the number of shares of Class A Common Stock to be included, then the managing underwriter(s) may exclude shares of Class A Common Stock (including Registrable Shares) from a Registration Statement and Underwritten Offering, and any shares of Class A Common Stock included in such Registration Statement and Underwritten Offering, shall be allocated as follows:

(i) in the case of a Mandatory Shelf Registration Statement, first, to each of the New Holders requesting inclusion of their Registrable Shares in such Registration Statement on a pro rata basis based on the total number of Registrable Shares then held by each such New Holder who is requesting inclusion and second, to each of the Holders requesting inclusion of their Registrable Shares in such Registration Statement on a pro rata basis based on the total number of Registrable Shares then held by each such Holder who is requesting inclusion, and

(ii) in the case of a Shelf Registration Statement pursuant to Section 2(b) herein, to the Holders requesting inclusion of their Registrable Shares in such Registration Statement on a pro rata basis based on the total number of Registrable Shares then held by each such Holder who is requesting inclusion;

provided, however, that the number of Registrable Shares held by the Holders to be included in a Registration Statement shall not be reduced unless all other securities of the Company held by (i) officers, directors, other employees of the Company and consultants and (ii) other holders of the Company’s capital stock with registration rights that are inferior (with respect to such reduction) to the registration rights of the Holders set forth in this Agreement, are first entirely excluded from the underwriting and registration.

Subject to Section 7 hereof, by electing to include the Registrable Shares in a Registration Statement, the Holder of such Registrable Shares shall be deemed to have agreed not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in a Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during such periods as reasonably requested (but in no event for a period longer than 30 days prior to and 180 days following the effective date of a Registration Statement) by the representatives of the underwriters, if an Underwritten Offering, or by the Company in any other registration.

If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s), delivered by the later of (i) two (2) Business Days after a price range is communicated by the Company to such Holder and (ii) ten (10) Business Days prior to the effective date of the Registration Statement. Any Registrable Shares excluded or withdrawn from such underwriting shall be excluded and withdrawn from such registration, and such Holder shall continue to have the right to include any Registrable Shares in any subsequent Underwritten Offerings pursuant to such Registration Statement.

(f) Expenses. The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. Each Holder shall bear such Holder’s proportionate share (based on the total number of shares of Class A Common Stock (under both this Agreement and the New Investor Registration Rights Agreement) sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees in connection with a registration of Registrable Shares pursuant to this Agreement.

3.	Rules 144 and 144A Reporting

With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Shares to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

(c) so long as a Holder owns any Registrable Shares, if the Company is not required to file reports and other documents under the Securities Act and the Exchange Act, it will make available other information as required by, and so long as necessary to permit sales of Registrable Shares pursuant to, Rule 144 or Rule 144A, and in any event shall make available (either by mailing a copy thereof, by posting on the Company’s website, or by press release) to each Holder a copy of:

(i) the Company’s annual consolidated financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders’ equity and statements of cash flows) prepared in accordance with U.S. generally accepted accounting principles in the United States, accompanied by an audit report of the Company’s independent accountants, no later than ninety (90) days after the end of each fiscal year of the Company; and

(ii) the Company’s unaudited quarterly financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders’ equity and statements of cash flows) prepared in a manner consistent with the preparation of the Company’s annual financial statements, not later than forty-five (45) days after the end of each of the first three fiscal quarters in any such year ( commencing with the quarter ending September 30, 2015, provided that only in the case of such quarter, we will furnish no later than seventy-five (75) days after the end of such fiscal quarter), or, if the 45th day is not a business day, the next business day, unaudited quarterly financial statements;

(d) The Company shall hold, a reasonable time after the availability of the financial statements described in clause (c) above and upon reasonable notice to the Holders (either by mail, by posting on the Company’s website, or by press release), a quarterly investor conference call to discuss such financial statements, which call will also include an opportunity for the Holders to ask questions of management with regard to such financial statements; and

(e) so long as a Holder owns any Registrable Shares, to furnish to the Holder promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company, and take such further actions, as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Shares without registration.

4.	Registration Procedures

In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holder or Holders in accordance with the Holder’s or Holders’ intended method or methods of distribution, and the Company shall:

(a) notify each Holder (and Review Counsel, in the case of a Registration Statement with regard to an Underwritten Offering) in writing, at least three (3) Business Days prior to filing a Registration Statement, of its intention to file a Registration Statement with the Commission and, at least two (2) Business Days prior to filing, provide a copy of the Registration Statement to each Holder and Review Counsel (if applicable) for review and comment; prepare and file with the Commission, as specified in this Agreement, a Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the Securities Act and the applicable form and include all financial statements required by the Commission to be filed therewith; and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after filing and to remain effective, subject to Section 5 hereof, until the earlier of (i) such time as all Registrable Shares covered thereby have been sold in accordance with the intended distribution of such Registrable Shares, (ii) there are no Registrable Shares outstanding or (iii) the first anniversary of the effective date of such Registration Statement (subject to extension as provided in Section 5(c) hereof and the condition that the Registrable Shares have been transferred to an unrestricted CUSIP, are listed or included on the New York Stock Exchange, NASDAQ Global Market or NASDAQ Capital Market, pursuant to Section 4(m) of this Agreement, or on an alternative trading system with the Registrable Shares qualified under the applicable state securities or “blue sky” laws of all fifty (50) states), and can be sold under Rule 144 without limitation as to manner of sale or volume; provided, however, that the Company shall not be required to cause a

Registration Statement to remain effective for any period longer than three (3) years following the effective date of such Registration Statement (subject to extension as provided in Section 5(c) hereof);provided, further, that if the Company has an effective Shelf Registration Statement on Form S-1 (or other form then available to the Company) under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, the Company may, upon ten (10) Business Days prior written notice to all Holders, register any Registrable Shares registered but not yet distributed under the effective Shelf Registration Statement on such a short-form Shelf Registration Statement and, once the short-form Shelf Registration Statement is declared effective, de-register such shares under the previous Registration Statement or transfer the filing fees from the previous Registration Statement (such transfer pursuant to Rule 429, if applicable) unless any Holder registered under the initial Shelf Registration Statement notifies the Company within five (5) Business Days of receipt of the Company notice that such a registration under a new Registration Statement and de-registration of the initial Shelf Registration Statement would materially interfere with its distribution of Registrable Shares already in progress, in which case, the Company shall delay the effectiveness of the short-form Registration Statement and termination of the then-effective initial Registration Statement or any short-form Registration Statement for a period of not less than thirty (30) days from the date that the Company receives the notice from such Holders requesting a delay;

(b) subject to Section 4(h) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 4(a) hereof; (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

(c) furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents, subject to Section 5 hereof, to the use of such Prospectus, including each preliminary Prospectus by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 4(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction or (iii) submit to the general service of process in any such jurisdiction;

(e) use its commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

(f) notify each Holder promptly and, if requested by any Holder, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any Proceeding for that purpose, (3) of any request by the Commission or any other federal, state or foreign governmental authority for (A) amendments or supplements to a Registration Statement or related Prospectus or (B) additional information and (4) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) and (5) at the request any such Holder, promptly to furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g) use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification of ( or exemption from qualification of) any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(h) except as provided in Section 5 hereof, upon the occurrence of any event contemplated by Section 4(f)(4) hereof, use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(i) if requested by the representative(s) of the underwriters, if any, or any Holders of Registrable Shares being sold in connection with such offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such Holders indicate relates to them or that they reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(j) in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish to each Holder of Registrable Shares covered by such Registration Statement and the underwriters a signed counterpart, addressed to each such Holder and the underwriters, of: (i) an opinion of counsel for the Company, addressed to the underwriters, dated the date of each closing under the underwriting agreement, covering customary matters, reasonably satisfactory to such Holder and the underwriters; and (ii) a “comfort” letter, addressed to the underwriters and the Board of Directors, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities;

(k) enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form and reasonably satisfactory to the Company) and take all other reasonable action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the Holders covered by such Registration Statement and to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same to the extent customary if and when requested;

(I) make available for inspection during normal business hours upon reasonable request by representatives of the Holders and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountants retained by such Holder or underwriters, such financial and other records, pertinent corporate documents and properties of the Company as are reasonable in the context of such offering, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall not be disclosed by such representatives, representative of the underwriters, counsel thereto or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; provided, further, that the representatives of the Holders and any underwriters will use commercially reasonable efforts, to the extent practicable, to coordinate the foregoing inspection and information gathering and not materially disrupt the Company’s business operations; provided, further, that, notwithstanding anything to the contrary in this Agreement, the Company shall not be required to provide any confidential information to any Person without such Person’s prior written agreement to keep such information confidential;

(m) use its commercially reasonable efforts (including, without limitation, seeking to cure any deficiencies cited by the exchange or market in the Company’s listing or inclusion application) to list or include all Registrable Shares on the New York Stock Exchange, NASDAQ Global Market or NASDAQ Capital Market;

(n) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to

(o) Section 15 (d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 4(a) hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 4(a) hereof;

(p) provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

(q) (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least twelve (12) months beginning after the effective date of the Registration Statement that satisfy the provisions of Section l l(a) of the Securities Act and Rule 158, but in no event later than ninety (90) days after the end of each fiscal year of the Company and (iii) not file any Registration Statement or Prospectus or amendment or supplement to such Registration Statement or Prospectus to which any Holder of Registrable Shares covered by any Registration Statement shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act; provide and cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

(r) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer being Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates, if any, representing the Registrable Shares to be sold, which certificates shall not bear any restrictive transfer legends (other than as required by the Company’s organizational documents) and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least three (3) Business Days prior to any sale of the Registrable Shares;

(s) upon effectiveness of the first Registration Statement filed under this Agreement, take such actions and make such filings as are necessary to effect the registration of the Class A Common Stock under the Exchange Act simultaneously with or immediately following the effectiveness of the Registration Statement; and

(t) in the case of an Underwritten Offering, use its commercially reasonable efforts to cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter,” if applicable) that is required to be retained in accordance with the rules and regulations of FINRA.

The Company may require the Holders to furnish (and each Holder shall furnish) to the Company such information regarding the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares, and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. Any Holder that sells Registrable Shares pursuant to a Registration Statement or as a selling securityholder pursuant to an Underwritten Offering shall be required to be named as a selling shareholder in the related prospectus and to deliver a prospectus to purchasers. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f)(3) or 4(f)(4) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

5.	Black-Out Period

(a) Subject to the provisions of this Section 5 and a good faith determination by a majority of the independent members of the Board of Directors that it is in the best interests of the Company to suspend the use of the Registration Statement, following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the Company, by written notice to the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than an aggregate of90 days in any rolling 12-month period commencing on the Closing Date or more than 60 days in any rolling 90-day period), so long as in each of the cases the New Holders are given a substantially similar notice and are required to suspend sales for the same period, if any of the following events shall occur: (i) the representative of the underwriters of an Underwritten Offering of primary shares by the Company has advised the Company that the sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on the Company’s primary Underwritten Offering; (ii) the majority of the independent members of the Board of Directors shall have determined in good faith that (A) the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, business combination, corporate reorganization or other significant transaction involving the Company, (B) after the advice of counsel, the sale of Registrable Shares pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) the disclosure would render the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (iii) the majority of the independent members of the Board of Directors shall have determined in good faith, after the advice of counsel, that it is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any prospectus required under Section 10(a )(3) of the Securities Act; (2) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (3) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(b) In the case of an event that causes the Company to suspend the use of a Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares. Such notice shall not be required to state the basis for the notice if such basis is confidential. Such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using its commercially reasonable efforts and taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as reasonably practicable. The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in the Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(c) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 5, the Company agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended Prospectus necessary to resume sales.

6.	Indemnification and Contribution

(a) The Company agrees to indemnify and hold harmless (i) each Holder of Registrable Shares and any underwriter (as determined in the Securities Act) for such Holder, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any such Person described in clause (i) (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “Controlling Person”), and (iii) the respective officers, directors, partners, members, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) above may hereinafter be referred to as a “Purchaser Indemnitee”), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, out-of-pocket expenses, and other liabilities (the “Liabilities”), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or Proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Purchaser lndemnitee, joint or several, directly or indirectly related to, based upon, arising out of or in connection with, (x) with respect to any Registration Statement (or any amendment thereto), any untrue statement or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or (y) with respect to any Prospectus (or any amendment or supplement thereto), Issuer Free Writing Prospectus (or any amendment or supplement thereto) or any preliminary Prospectus or any other document used to sell the Registrable Shares, any untrue statement or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, except insofar as such Liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Company, or any underwriter in writing by such Purchaser Indemnitee expressly for use therein. The Company shall notify the Holders promptly of the institution, threat or assertion of any claim, Proceeding (including any governmental investigation except to the extent such investigation is confidential and is not required to be disclosed by the Company under applicable law), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

(b) In connection with any Registration Statement in which a Holder of Registrable Shares is participating, and as a condition to such participation, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and its officers, directors, partners, members, employees, representatives and agents and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and their respective officers, directors, partners, members, employees, representatives and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in conformity with information relating to such Holder furnished to the Company in writing by such Holder expressly for use in such Registration Statement ( or any amendment thereto), Prospectus (or any amendment or supplement thereto), Issuer Free Writing Prospectus (or any amendment or supplement thereto) or any preliminary Prospectus or any Liabilities arising out of or based upon sales of Registrable Shares made pursuant to the Registration Statement by such Holder who has received notice of the suspension prior to such sale in violation of Section 5(b). Absent gross negligence or willful misconduct, the liability of such Holder pursuant to this paragraph shall in no event exceed the net proceeds received by such Holder from sales of Registrable Shares pursuant to such Registration Statement (or any amendment thereto), Prospectus ( or any amendment or supplement thereto), Issuer Free Writing Prospectus ( or any amendment or supplement thereto) or any preliminary Prospectus.

(c) If any suit, action, Proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) above, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 6, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such Proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such Proceeding. Notwithstanding the foregoing, in any such Proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company). The Indemnifying Party shall not be liable for any settlement of any Proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to or an admission of, fault, culpability or a failure to act by or on behalf of the Indemnified Party.

(d) If the indemnification provided for in paragraphs (a) and (b) of this Section 6 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Party(ies) on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party(ies) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and any Purchaser Indemnitees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 6(d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which the net proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 6, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) a Holder of Registrable Shares shall have the same rights to contribution as such Holder, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or Proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within    the meaning of Section 11 ( f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained in this Section 6 will be in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties referred to above. The Purchaser Indemnitee’s obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of Registrable Shares sold by each of the Purchaser Indemnitees hereunder and not joint.

7.	Market Stand-off Agreement

Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly sell, offer to sell (including without limitation any short sale), grant any option or otherwise transfer or dispose of any Registrable Shares or other shares of Class A Common Stock or any securities convertible into or exchangeable or exercisable for shares of Class A Common Stock then owned by such Holder (other than to donees or members of the Holder who agree to be similarly bound) for a period beginning on the effective date of, and continuing for 180 days ( or such lesser period as the lead underwriter or managing underwriters may permit) following the effective date of, an IPO Registration Statement; provided, however, if (1) during the last 17 days of the applicable restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the applicable restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the applicable restricted period, then, in each case, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or event, unless the managing underwriter in the Underwritten Offering waives, in writing, such extension or the Company is then an Emerging Growth Company (as defined under the Securities Act) and provided, further, however, that:

(a) all other Persons (including any New Holders) with shares of Class A Common Stock included in such IPO Registration Statement, and all executive officers and directors of the Company then holding shares of Class A Common Stock or securities convertible into or exchangeable or exercisable for shares of Class A Common Stock enter into agreements that are no less restrictive than the restrictions applicable to the Holders;

(b) the Holders shall be allowed any concession or proportionate release allowed to any other Person that entered into agreements that are no less restrictive (with such proportion being determined by dividing the number of shares being released with respect to such other Person by the total number of issued and outstanding shares held by such other Person); provided, that nothing in this Section 7(b) shall be construed as a right to proportionate release for such other Persons upon the expiration of the one-hundred and eighty (180) day period applicable to all Holders other than the executive officers and directors of the Company; and

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates, if any, representing the securities subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Shares and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.

8.	Termination of the Company’s Obligation

The Company shall have no obligation pursuant to this Agreement with respect to any Registrable Shares proposed to be sold by a Holder in a registration pursuant to this Agreement if all such shares of Class A Common Stock proposed to be sold by such Holder have been listed for trading on a national securities exchange and have ceased to be Registrable Shares.

9.	Limitations on Subsequent Registration Rights

From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders beneficially owning not less than a majority of the then outstanding Registrable Shares, enter into any agreement with any holder or prospective holder of any securities of the Company, other than as set forth in the New Investor Registration Rights Agreement, that would allow such holder or prospective holder (a) to include such securities in any Registration Statement filed pursuant to the terms hereof or pursuant to the terms of the New Investor Registration Rights Agreement, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of Registrable Shares of the Holders that is included, or (b) to have its securities registered on a registration statement that is required to be declared effective prior to, or within one-hundred eighty (180) days of, the effective date of any registration statement filed pursuant to this Agreement.

10.	Miscellaneous

(a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including the rights granted in Section 2(f) hereof and recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to Section 6, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this paragraph, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Holders beneficially owning not less than a majority of the then outstanding Registrable Shares; provided, however, that for purposes of this Section 10(b), that any amendments, modifications or supplements to, or any waivers or consents to departures from, the provisions of Section 7 hereof that would have the effect of extending the periods referenced herein shall be approved by, and shall only be applicable to, those Holders who provide written consent to such extension to the Company. No amendment shall be deemed effective unless it applies uniformly to all Holders. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the first and second sentences of this paragraph.

(c) Notices. All notices and other communications, provided for or permitted hereunder, shall be made in writing and delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram, if to the Existing Holder or the Company, at 333 Clay Street, Suite 4200, Houston, Texas 77002, Attention: David M. Dunwoody, Jr.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment or assumption, subsequent Holders. The Company agrees that the Holders shall be third party beneficiary to the agreements made hereunder by the Existing Holder and the Company, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE COURT IN THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE

VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT.

(h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i) Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

(j) Adjustment for Stock Splits, etc. Wherever in this Agreement there is a reference to a specific number of shares, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of Stock by such subdivision, combination, or stock dividend.

(k) Survival. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Company’s obligations under Section 2 of this Agreement.

(l) Attorneys’ Fees. In any action or Proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys’ fees in addition to any other available remedy.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ENVEN EQUITY CORPORATION

By:	/s/ David M. Dunwoody, Jr.
Name: David M. Dunwoody, Jr.
Title: President

ENVEN EQUITY HOLDINGS LLC

By:	/s/ David M. Dunwoody, Jr.
Name: David M. Dunwoody, Jr.
Title: President

[Signature Page to Registration Rights Agreement (Existing Investors)]